                                SECOND AMENDMENT
                                ----------------

     SECOND AMENDMENT (this "Amendment"), dated as of April 25, 1997, among AEARO CORPORATION, a Delaware corporation ("Holdings"), AEARO COMPANY I (f/k/a Cabot Safety corporation), a Delaware corporation (the "Company"), each Subsidiary Borrower (together with the Company, each a "Borrower" and collectively, the "Borrowers"), the lending institutions from time to time party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Holdings, the Borrowers, the Banks and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of May 30, 1996 (the "Credit Agreement"), as amended by the First Amendment thereto dated as of July 1, 1996 (as so amended, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided:

     NOW, THEREFORE, it is agreed:

     1. Section 8.02(iii) of the Credit Agreement is hereby amended by deleting the second proviso appearing therein in its entirety and inserting in lieu thereof the following proviso:

     ", and PROVIDED FURTHER, that notwithstanding any other provision of this clause (iii), including the preceding proviso, (x) Swedish Newco may sell or otherwise transfer the capital stock of its Subsidiaries to Cabot Intermediate and (y) Cabot Intermediate and its Subsidiaries may enter into the transactions contemplated by Section 8.02(vii);"

     2. Section 8.02(vii) of the Credit Agreement is hereby amended by deleting the proviso contained therein and replacing it with the following new proviso:

     "PROVIDED that, notwithstanding the foregoing, (1)(a) any of the companies which comprise Peltor and any of their Subsidiaries may merge with and into Swedish Newco, including by way of the sale or transfer of the shares or assets of any of the companies which comprise Peltor or of such Subsidiary of Peltor to Swedish Newco, with Swedish Newco being the surviving corporation of such merger, (b) any of the companies which comprise Peltor may merge with and into any of its Subsidiaries, including by way of the sale or transfer of the shares or assets of any of the companies which comprise Peltor into such Subsidiaries, (c) any Subsidiary of any of the companies which comprise Peltor may merge with and into any of the companies which comprise Peltor, including by way of the sale or transfer of the shares or assets of such Subsidiary of Peltor into such Subsidiary of Peltor, (d)



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     Peltor Forsaljnings AB may merge with and into Peltor AB, (e) Peltor, Inc.
     may merge into and distribute its assets to Peltor AB, (f)(1) Peltor Elektronick HB, (2) Peltor Pressarverkstad HB, (3) Peltor Platsprutning HB,
     (4) Peltor Plastsvetsning HB, (5) Peltor Mekanik HB, (6) Peltor Montering HB and (7) Peltor Utveckling HB may each be dissolved or liquidated, (g) Peltor Service AB may merge with and into Peltor AB and, (h) as part of a share-for-share exchange and merger between such companies, (1) Cabot Intermediate may transfer shares of E-A-R Arbeitsschutz GmbH to Peltor GmbH and E-A-R Arbeitsschutz GmbH and Peltor GmbH may merge into each other, (2) Cabot Intermediate may transfer shares of Aearo Limited to Peltor Ltd. and Aearo Limited and Peltor Ltd. may merge into each other and (3) Cabot Intermediate may transfer shares of E-A-R SARL to Peltor SARL and E-A-R SARL and Peltor SARL may merge into each other and (II) except for those transactions described in clause (I)(h)(2) above, no Subsidiary Borrower may enter into any such transactions with Swedish Newco or its Subsidiaries or with any other Wholly-Owned Subsidiary of the Company, other than with respect to the transfer of assets to such Subsidiary Borrower, in an aggregate amount not to exceed $2,500,000 in any fiscal year of the Company;"

     3. Section 8.05 of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of clause (xv) thereof, (b) deleting the period at the end of clause (xvi) thereof and inserting "; and" in lieu thereof and (c) inserting at the end thereof the following new clause (xvii);

     "(xvii) Swedish Newco and any of its Subsidiaries and Cabot Intermediate may enter into those transactions not otherwise permitted under this
     Section 8.05 to the extent they are permitted under Section 8.02(vii)."

     4. Section 8.08 of the Credit Agreement is hereby amended by (i) deleting the chart appearing therein in its entirety and (ii) inserting in lieu thereof the following new chart:

                Date                                    Ratio
                ----                                    -----

                June 30, 1997                           6.85:1.00
                September 30, 1997                      6.75:1.00
                December 31, 1997                       6.50:1.00

                March 31, 1998                          6.00:1.00
                June 30, 1998                           5.50:1.00
                September 30, 1998                      5.25:1.00
                December 31, 1998                       4.50:1.00

                March 31, 1998                          6.00:1.00
                June 30, 1998                           5.50:1.00
                September 30, 1998                      5.25:1.00


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                December 31, 1998                       4.50:1.00


                March 31, 1999                          4.50:1.00
                June 30, 1999                           4.25:1.00
                September 30, 1999                      4.25:1.00
                December 31, 1999                       4.00:1.00

                March 31, 2000                          4.00:1.00
                June 30, 2000                           3.75:1.00
                September 30, 2000                      3.75:1.00
                December 31, 2000                       3.50:1.00

                March 31, 2001                          3.50:1.00
                June 30, 2001                           3.25:1.00
                September 30, 2001                      3.25:1.00

                The last day of fiscal quarter
                ended thereafter                        3.00:1.00

     5. Section 8.09 is hereby amended by (i) deleting the chart appearing therein in its entirety and (ii) inserting in lieu thereof the following new chart:

                Date                                    Ratio
                ----                                    -----

                June 30, 1997                           1.50:1.00
                September 30, 1997                      1.50:1.00
                December 31, 1997                       1.50:1.00

                March 31, 1998                          1.60:1.00
                June 30, 1998                           1.80:1.00
                September 30, 1998                      1.90:1.00
                December 31, 1998                       2.20:1.00

                March 31, 1999                          2.30:1.00
                June 30, 1999                           2.30:1.00
                September 30, 1999                      2.40:1.00
                December 31, 1999                       2.40:1.00

                March 31, 2000                          2.50:1.00
                June 30, 2000                           2.60:1.00
                September 30, 2000                      2.70:1.00
                December 31, 2000                       2.70:1.00



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                March 31, 2001                          2.80:1.00
                June 30, 2001                           2.90:1.00

                The last day of each fiscal
                quarter ended thereafter                3.00:1.00

     6. Section 8.10 is hereby amended by (i) deleting the chart appearing therein in its entirety and (ii) inserting in lieu thereof the following new chart:

                Date                                        Ratio
                ----                                        -----

                June 30, 1997                           0.85:1.00
                September 30, 1997                      0.85:1.00
                December 31, 1997                       0.90:1.00

                March 31, 1998                          0.95:1.00
                June 30, 1998                           1.00:1.00
                September 30, 1998                      1.00:1.00
                December 31, 1998                       1.00:1.00

                March 31, 1999                          1.00:1.00
                June 30, 1999                           1.10:1.00
                September 30, 1999                      1.10:1.00
                December 31, 1999                       1.10:1.00

                March 31, 2000                          1.10:1.00
                June 30, 2000                           1.10:1.00
                September 30, 2000                      1.10:1.00

                The last day of each fiscal
                quarter ended thereafter                1.20:1.00

     7. Notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby waive any Default or Event of Default which may have occurred or which may arise due to lack of compliance with any of Sections 8.08,
8.09 and 8.10 of the Credit Agreement, before giving effect to this Amendment, for the Test Period ending on the Borrower's fiscal quarter which ends on the date closest to March 31, 1997.

     8. In order to induce the undersigned Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Second Amendment Effective Date after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Agreement shall be true and correct in all material respects as of the Second Amendment Effective Date after giving effect to this Amendment, with the same effect as though such representations and warranties had been made


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on and as of the Second Amendment effective Date (it being understood that any representation or warranty made as of a specified date shall be required to be true and correct in all material respects only as of such specific date); PROVIDED, however, that the date "March 31, 1996" appearing in the last sentence of Section 6.05(a) of the Credit Agreement shall be deemed to be "December 31, 1996" appearing in the last sentence of Section 6.05(a) of the Credit Agreement shall be deemed to be "December 31, 1996" for the purposes of confirming such representations and warranties.

     9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     12. This Amendment shall become effective on the date (the 'Second amendment Effective Date") when (x) the Borrower and the Required Banks (i) shall have signed a counterpart hereof (whether the same or different counterparts) and (ii) shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office and (y) the Borrower shall have paid to the Administrative Agent for distribution to each Bank which has signed a counterpart of this Amendment on or prior to April 25, 1997, an amendment fee equal to 0.05% of the sum of such Bank's (a) Revolving Loan Commitment and (b) outstanding Term Loans.

     13. From and after the Second Amendment Effective Date all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

     IN WITNESS WHEREOF, each of the parties hereto has cause a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                   AEARO CORPORATION


                                   By  /s/
                                       ---------------------------------------
                                   Title:



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                                   AEARO Company I


                                   By  /s/
                                       ---------------------------------------
                                   Title:

                                   AEARO CANADA LIMITED


                                   By  /s/
                                       ---------------------------------------
                                   Title:


                                   AEARO LIMITED


                                   By  /s/
                                       ---------------------------------------
                                   Title:


                                   By  /s/
                                       ---------------------------------------
                                   Title:


                                   BANKERS TRUST COMPANY
                                   Individually, and as Administrative Agent


                                   By  /s/
                                       ---------------------------------------
                                   Title:


                                   THE CHASE MANHATTAN BANK


                                   By  /s/
                                       ---------------------------------------
                                   Title:


                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By  /s/
                                       ---------------------------------------
                                   Title:



                                        6

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                                   MASSACHUSETTS LIFE INSURANCE
                                   COMPANY


                                   By  /s/
                                       ---------------------------------------
                                   Title:


                                   FLEET NATIONAL BANK


                                   By  /s/
                                       ---------------------------------------
                                   Title:


                                   MELLON BANK, N.A.


                                   By  /s/
                                       ---------------------------------------
                                   Title:


                                   NEW YORK LIFE INSURANCE COMPANY


                                   By  /s/
                                       ---------------------------------------
                                   Title:


                                   NEW YORK LIFE INSURANCE & ANNUITY
                                   CORPORATION


                                   By  /s/
                                       ---------------------------------------
                                   Title:





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                                   CRESCENT/MACH I PARTNERS, L.P.

                                   By TCW ASSET MANAGEMENT COMPANY,
                                   Its Investment Manager


                                   By  /s/
                                       ---------------------------------------
                                   Title:

                                   ABN AMRO BANK N.V.


                                   By  /s/
                                       ---------------------------------------
                                   Title:












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